As filed with the Securities and Exchange Commission on February 3, 2004

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8 – K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 3, 2004

FIRST CHARTER CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina	0-15829	56-1355866

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

10200 David Taylor Drive, Charlotte, North Carolina 28262-2373

(Address, including zip code, of principal executive offices)

(704) 688-4300

(Registrant’s telephone number, including area code)

Item 9          Regulation FD Disclosure

          On February 3, 2004, as previously announced, First Charter Corporation will make a presentation at the Southeast 2004 Super-Community Bank Conference which will discuss financial results, strategic plans, and other business information. Such presentation will be simultaneously webcast. The slide package prepared for use by First Charter Corporation executives at this presentation are posted to First Charter Corporation’s website, www.firstcharter.com, and certain slides are also furnished herewith as Exhibit 99.1. In addition, all of the information in the presentation is presented as of February 3, 2004, and First Charter Corporation does not assume any obligation to update such information in the future.

          The information included herein, as well as Exhibits 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST CHARTER CORPORATION

By:	/s/ Robert O. Bratton

Robert O. Bratton
Executive Vice President and Chief Financial Officer

Dated: February 3, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide Package prepared for the Southeast 2004 Super-Community Bank Conference to be held on February 3, 2004, discussing financial results, strategic plans, and other business information.

EXHIBIT 99.1

Power Point Slide Package